Assets Held For Sale	12 Months Ended
Dec. 31, 2022
Discontinued Operations and Disposal Groups [Abstract]
Assets Held For Sale	Dispositions
Energy Storage Development Project

In the first quarter of 2022, AltaGas completed the sale of a 60 MW stand-alone energy storage development project in Goleta, California for total proceeds of approximately $20 million (US$15 million), subject to certain contingencies. As a result, AltaGas recognized a pre-tax gain on disposition of approximately $7 million in the Consolidated Statements of Income under the line item "other income" for the year ended December 31, 2022. In February 2023, the parties reached an agreement on outstanding contingencies and as a result, the buyer paid AltaGas an additional US$8 million.

Midstream Processing Facilities

On April 12, 2022, AltaGas completed the sale of its interest in the Aitken Creek processing facilities for total proceeds of approximately $224 million, net of closing adjustments. As a result, AltaGas recognized a pre-tax gain on disposition of approximately $1 million in the Consolidated Statements of Income under the line item "other income" for the year ended December 31, 2022.

Brush II
On May 27, 2022, AltaGas closed the stock sale of its 70 MW combined cycle power plant in Brush, Colorado for total proceeds of approximately $1 million, net of closing adjustments. As a result, AltaGas recognized a pre-tax loss on disposition of approximately $2 million in the Consolidated Statements of Income under the line item "other income" for the year ended December 31, 2022.Assets Held For Sale

As at	December 31, 2022	December 31, 2021
Assets held for sale
Accounts receivable (net of credit losses of $1 million) (note 24)	$93	$—
Inventory	86	—
Restricted cash holdings from customers	1	—
Prepaid expenses and other current assets	6	—
Property, plant and equipment	646	—
Intangible assets	5	—
Operating right-of-use assets	1	—
Goodwill	226	—
Regulatory assets - non-current	14	—
Post retirement benefits	8	—
Long-term investments and other assets	1	—
	$1,087	$—

Liabilities associated with assets held for sale
Accounts payable and accrued liabilities	$59	$—
Current portion of long-term debt	7	—
Customer deposits	13	—
Long-term debt	56	—
Asset retirement obligations	4	—
Regulatory liabilities - non-current	96	—
Operating lease liabilities - non-current	1	—
Other long-term liabilities	53	—
Future employee obligations	6	—
	$295	$—

Alaskan Utilities

On May 26, 2022, AltaGas entered into an agreement for the Alaska Utilities Disposition for consideration of approximately US$800 million (approximately CAD $1.1 billion) prior to closing adjustments. As such, the carrying value of the assets and liabilities related to this business were classified as held for sale at December 31, 2022, which resulted in the reclassification of $1,087 million of assets to assets held for sale and $295 million of liabilities to liabilities associated with assets held for sale on the Consolidated Balance Sheets. The transaction closed on March 1, 2023. Refer to Note 34 for additional details.